UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2019

Uonlive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of
Incorporation)

0-26119	87-0629754
(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Las Vegas, NV 89135	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-20-28860608

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 21, 2019, Uonlive Corporation issued a press release announcing that it has conducted negotiations and entered into a letter of intent concerning block chain disrupt technology of retail supply chain eco-system in the regions of South-East Asia and transforming the eco-system into a new economy eco-system.

The company also announce the appointment of new Directors and a strategic plan to up-list to the OTC QB markets and later to the NASDAQ market.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description
99.1	Press release dated March 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: March 21, 2019	By: /s/ Raymond Fu
Name: Raymond Fu
Title: Chief